                      Bay View Securitization Corporation
                      For Remittance Date: August 31, 1999

A.  PRINCIPAL BALANCE RECONCILIATION                                                                                       Number of
                                                            A-1                    A-2             Total                    Accounts
                                                   ---------------------------------------------------------------------------------
    (A)  Original Principal Balance                      200,979,000.00          52,245,989.00   253,224,989.00                21106
                                                   ---------------------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                        0.00          49,663,174.10    49,663,174.10                 5991
                                                   ---------------------------------------------------------------------------------
    (C)  Collections (Regular Payments)                            0.00           1,723,379.22     1,723,379.22                  N/A
                                                   ---------------------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                           0.00           1,366,755.29     1,366,755.29                  278
                                                   ---------------------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                        0.00                   0.00             0.00
                                                   ---------------------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                      0.00              17,899.47        17,899.47                  N/A
                                                   ---------------------------------------------------------------------------------
    (G)  Principal Reductions (Other)                              0.00                   0.00             0.00                    0
                                                   ---------------------------------------------------------------------------------
    (H)  Gross Charge Offs                                         0.00              74,909.42        74,909.42                   12
                                                   ---------------------------------------------------------------------------------
    (I)  Repurchases                                               0.00              24,775.34        24,775.34                   24
                                                   ---------------------------------------------------------------------------------
    (J)  Ending Balance                                            0.00          46,455,455.36    46,455,455.36                 5677
                                                   ---------------------------------------------------------------------------------

    Notional Principal Balance:
                                                                                              -----------------
    (K)  Beginning                                                                                 4,893,403.01
                                                                                              -----------------
    (L)  Ending                                                                                    4,176,112.92
                                                                                              -----------------

                                                   ------------------------------------------------------------
    (M)  Certificate Factor                                   0.0000000%            88.9167882%      18.3455257%
                                                   ------------------------------------------------------------

B.  CASH FLOW RECONCILIATION                                                                          Total
                                                                                              -----------------
    (A)  Cash Wired                                                                                3,784,247.05
                                                                                              -----------------
    (B)  Interest Wired/Earned                                                                        12,846.94
                                                                                              -----------------
    (C)  Withdrawal from Payahead Account                                                             17,899.47
                                                                                              -----------------
    (D)  Advances                                                                                          0.00
                                                                                              -----------------
    (E)  Repurchases                                                                                  24,775.34
                                                                                              -----------------
    (F)  Gross Charge-Off Recoveries                                                                  72,106.63
                                                                                              -----------------
    (G)  Gross Charge-Off Advances                                                                     7,993.62
                                                                                              -----------------
    (H)  Spread Account Withdrawal                                                                         0.00
                                                                                              -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                             0.00
                                                                                              -----------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or Interest                                             0.00
                                                                                              -----------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or Interest                                              0.00
                                                                                              -----------------
                                                                                              -----------------
         TOTAL COLLECTIONS                                                                         3,919,869.05
                                                                                              -----------------

C.  TRUSTEE DISTRIBUTION
                                                                                                    Total
                                                                                              -----------------
    (A)  Total Cash Flow                                                                           3,919,869.05
                                                                                              -----------------
    (B)  Unrecovered Interest Advances                                                                 7,989.11
                                                                                              -----------------
    (C)  Servicing Fee (Due and Unpaid)                                                               41,385.98
                                                                                              -----------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                          0.00
                                                                                              -----------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                    272,733.60
                                                                                              -----------------
    (F)  Interest to "I" Certificate Holders, including Overdue                                       12,845.18
                                                                                              -----------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                         0.00
                                                                                              -----------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                 3,207,718.74
                                                                                              -----------------
    (I)  Reinsurance Fee                                                                                   0.00
                                                                                              -----------------
    (J)  Surety Bond Fee                                                                               6,207.90
                                                                             ----------------------------------
    (K)        First Loss Protection                                                      0.00
                                                                             -----------------
    (L)        Surety Bond Premium                                                    6,207.90
                                                                             ----------------------------------
    (M)  Interest Advance Recovery Payments                                                            7,786.56
                                                                                              -----------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                              0.00
                                                                                              -----------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                              0.00
                                                                                              -----------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                0.00
                                                                                              -----------------
    (Q)  Deposit to Payahead                                                                               0.00
                                                                                              -----------------

                      Bay View Securitization Corporation
                     For Remittance Date:  August 31, 1999

                                                                                              -----------------
    (R)  Bank Account Interest to Servicer                                                            12,846.94
                                                                                              -----------------
    (S)  Excess Yield                                                                                350,355.04
                                                                                              -----------------
                                                                                              -----------------
         BALANCE                                                                                           0.00
                                                                                              -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                               Spread Account       Surety Bond
                                                                       ----------------------------------------
    (A)  Beginning Balance                                                        3,324,986.76    46,848,057.63
                                                                       ----------------------------------------
    (B)  Additions to Spread Amount                                                 350,355.04              N/A
                                                                       ----------------------------------------
    (C)  Interest Earned                                                             14,446.59
                                                                       ----------------------------------------
    (D)  Draws                                                                            0.00             0.00
                                                                       ----------------------------------------
    (E)  Reimbursement for Prior Draws                                                     N/A             0.00
                                                                       ----------------------------------------
    (F)  Distribution of Funds to  "IC" Class or Servicer                           159,674.40             0.00
                                                                       ----------------------------------------
    (G)  Ending Balance                                                           3,530,113.99    43,617,107.76
                                                                       ----------------------------------------
                                                                       ----------------------------------------
    (H)  Required Balance                                                         3,165,312.36    43,617,107.76
                                                                       ----------------------------------------
    (I)  Distribution to "IC" Class                                                 364,801.63
                                                                       -----------------------

E.  CURRENT RECEIVABLES DELINQUENCY

                #Payment Delinquency                            Number                Balance
               ----------------------              ------------------------------------------
    (A)  31-60                                                      32             268,688.09
                                                   ------------------------------------------
    (B)  61-90                                                       8              86,894.26
                                                   ------------------------------------------
    (C)  91+                                                         8              56,713.48
                                                   ------------------------------------------
    (D)  Total                                                      48             412,295.83
                                                   ------------------------------------------

F.  EXCESS YIELD
                                                             Excess Yield            Pool         Excess Yield
                       Month                                   Balance             Balance       (Annualized %)
                      -------                      ------------------------------------------------------------
    (A)  Current                                             350,355.04          46,455,455.36           9.0501%
                                                   ------------------------------------------------------------
    (B)  1st Previous                                        145,948.49          49,663,174.10           3.5265%
                                                   ------------------------------------------------------------
    (C)  2nd Previous                                        223,814.48          52,935,062.57           5.0737%
                                                   ------------------------------------------------------------
    (D)  3rd Previous                                         98,926.91          56,389,588.22           2.1052%
                                                   ------------------------------------------------------------
    (E)  4th Previous                                         80,045.75          59,947,518.62           1.6023%
                                                   ------------------------------------------------------------
    (F)  5th Previous                                        170,699.83          63,938,978.92           3.2037%
                                                   ------------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield (greater
            than or equal to 1.75%)                          178,298.42          54,888,296.30           3.8981%
                                                   ------------------------------------------------------------

G.  DELINQUENCY RATE (31+)
                                                               Month                 Pool
                        Month                                 Balance               Balance                %
                       -------                     ------------------------------------------------------------
    (A)  Current                                             412,295.83          46,455,455.36           0.8875%
                                                   ------------------------------------------------------------
    (B)  1st Previous                                        322,512.00          49,663,174.10           0.6494%
                                                   ------------------------------------------------------------
    (C)  2nd Previous                                        398,831.53          52,935,062.57           0.7534%
                                                   ------------------------------------------------------------
    (D)  Three-Month Rolling Average (less than 2%)          377,879.79          49,684,564.01           0.7606%
                                                   ------------------------------------------------------------

H.  NET LOSS RATE
                                                                                   Liquidation       Average        Defaulted
                        Month                                   Balance              Proceeds        Balance      (Annualized)
                       -------                             ------------------------------------------------------------------
    (A)  Current                                              88,640.95              88,733.32    48,059,314.73       -0.0023%
                                                           ------------------------------------------------------------------
    (B)  1st Previous                                        192,985.51              65,908.18    51,299,118.34        2.9726%
                                                           ------------------------------------------------------------------
    (C)  2nd Previous                                        141,653.36              69,411.23    54,662,325.40        1.5859%
                                                           ------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net Default Rate
            less than 3%                                     141,093.27              74,684.24    51,340,252.82        1.5522%
                                                           ------------------------------------------------------------------


                      Bay View Securitization Corporation
                     For Remittance Date:  August 31, 1999

I.  CHARGE-OFF / RECOVERIES
                                                                   Number              Balance
                                                             ---------------------------------
    (A)  Collection Period Charge-Off Receivables                    12              74,909.42
                                                             ---------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                  1014           7,314,667.78
                                                             ---------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                 NA              72,106.63
                                                             ---------------------------------
    (D)  Recoveries on Charge-Offs To-Date                           NA           1,010,208.61
                                                             ---------------------------------

J.  REPOSSESSIONS

                                                        --------------------------------------
    (A)  Collection Period Repossessions                              7              75,055.54
                                                        --------------------------------------
    (B)  Aggregate Repossessions                                    642           7,506,123.04
                                                        --------------------------------------
    (C)  Unliquidated Repossessions                                   9              91,103.39
                                                        --------------------------------------

K.  FORCED PLACE INSURANCE
                                                        --------------------------------------
    (A)  FPI Charge-Offs                                              0                   0.00
                                                        --------------------------------------
    (B)  FPI Canceled/Waived/Removed/ Reversed                        0                   0.00
                                                        --------------------------------------

L.  PAYAHEAD RECONCILIATION
                                                        ---------------
    (A)  Beginning Balance                                   229,574.77
                                                        ---------------
    (B)  Deposit                                                   0.00
                                                        ---------------
    (C)  Withdrawal                                           17,899.47
                                                        ---------------
    (D)  Ending Balance                                      211,675.30
                                                        ---------------





Approved By:     /s/ Michael LaOrange
                 --------------------
                 Michael LaOrange
                 Vice President, Controller
                 Bay View Acceptance Corp